The Royce Fund

Royce European Smaller-Companies Fund

Supplement to the Prospectus
dated May 1, 2009

        Effective June 8, 2009, the underlined language was added to the Fund's prospectus. "Royce & Associates, LLC ("Royce"), the Fund's investment adviser, invests the Fund's assets primarily in the equity securities of "European" companies-i.e., companies domiciled in, or whose securities trade in, Europe-with market capitalizations up to $5 billion. Normally, the Fund invests at least 80% of its net assets in the equity securities of companies domiciled in, or whose securities trade in, Europe with market capitalizations up to $5 billion at the time of investment."

June 8, 2009